Supplemental Disclosures (Schedule of Analysis for Doubtful Accounts) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Allowance for Doubtful Accounts Receivable [Roll Forward]
Balance at beginning of year	$ 96	$ 87	$ 95
Provision charged to operations	31	31	14
Accounts written-off, net of recoveries	(17)	(20)	(18)
Effect of exchange rate changes and other	0	(2)	(4)
Balance at end of year	$ 110	$ 96	$ 87